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Exhibit 99.2 Certification of Chief Financial Officer Pursuant to 18 U.S.C.
Section 1350 as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of
2002


I, William H. Schumann, III, Senior Vice President, Chief Financial Officer and Treasurer of FMC Technologies, Inc. (the "Company"), do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(a) the Quarterly Report on Form 10-Q of the Company for the fiscal quarter ended September 30, 2002, as filed with the Securities and Exchange Commission (the Report), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(b) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 12, 2002

                                 /s/ William H. Schumann, III
                                 ----------------------------
                                 William H. Schumann, III
                                 Senior Vice President, Chief Financial Officer and Treasurer